EXHIBIT 32.1

CERTIFICATION OF THE PRINCIPAL EXECUTIVE OFFICER
PURSUANT TO 18 U.S. C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Blue Earth, Inc., (the “Company”) on Form 10-Q/A for period ended March 31, 2015 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, G. Robert Powell, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: October 13, 2015

/s/ G. Robert Powell
G. Robert Powell
Chief Executive Officer (Principal Executive Officer)

CERTIFICATION OF THE INTERIM PRINCIPAL FINANCIAL OFFICER
PURSUANT TO 18 U.S. C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Blue Earth, Inc., (the “Company”) on Form 10-Q/A for period ended March 31, 2015 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, G. Robert Powell, Interim Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: October 13, 2015

/s/ G. Robert Powell
G. Robert Powell
Interim Chief Financial Officer (Interim Principal Financial and Accounting Officer)